EX-99.906

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Tactical Growth and Income Stock Account for Variable Annuities, each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13 (a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                         Principal Accounting Officer
Tactical Growth and Income Stock                Tactical Growth and Income Stock
For Variable Annuities                          For Variable Annuities


/s/ R. Jay Gerken                               /s/ David A. Golino
--------------------------------                --------------------------------
R. Jay Gerken                                   David A. Golino

Date: February 24, 2005                         Date: February 24, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Tactical Growth and Income Stock Account for Variable Annuities and will be retained by the Tactical Growth and Income Stock Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Tactical Short-Term Bond Account for Variable Annuities, each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13 (a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                         Principal Accounting Officer
Tactical Short-Term Bond Account                Tactical Short-Term Bond Account
For Variable Annuities                          For Variable Annuities


/s/ R. Jay Gerken                               /s/ David A. Golino
--------------------------------                --------------------------------
R. Jay Gerken                                   David A. Golino

Date: February 24, 2005                         Date: February 24, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Tactical Short-Term Bond Account for Variable Annuities and will be retained by the Tactical Short-Term Bond Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Tactical Aggressive Stock Account for Variable Annuities, each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13 (a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                        Principal Accounting Officer
Tactical Aggressive Stock Account              Tactical Aggressive Stock Account
For Variable Annuities                         For Variable Annuities


/s/ R. Jay Gerken                              /s/ David A. Golino
--------------------------------               ---------------------------------
R. Jay Gerken                                  David A. Golino

Date: February 24, 2005                        Date: February 24, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Tactical Aggressive Stock Account for Variable Annuities and will be retained by the Tactical Aggressive Stock Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.